Exhibit 10.1

COMMERCIALISATION AGREEMENT

This Agreement is made and effective 1 July 2015.

BETWEEN:	NEXTGLASS TECHNOLOGIES CORPORATION (the “Licensee”), a company incorporated in Delaware, United States of America with registered address at 215 Apolena Avenue, Newport Beach, CA 92662.

AND:	NEXTGLASS CO., LTD (the “Licensor”), a company .incorporated in Korea with the business address at 285, Asan Valley-ro, Dunpo-myeon, Asan-si, Chungcheongnam-do, Korea 336-671.

IT IS AGREED AS FOLLOWS:-

The Licensor hereby allows the Licensor full rights to its patents to commercialise the products, which include building the plant and facilities for such commercialisation. The list of patents are as follows:-

No.	Patent Title	Country/Reg. No.	Registration Date
1	Making methods for transparency electrically conductive film	Korea/I0-1020766	Nov 18, 2014
2	Making methods for transparency electrically conductive film	Korea/10-1020767	Nov 18, 2014
3	Method for manufacturing transparency conductive thin film	Taiwan/1-431131	Mar 21,2014
4	Making method for transparency conductive oxide of thin film solar cell	Korea/10-1128009	Nov 18, 2014
5	Making method for transparency conductive oxide of thin film solar cell. Having two layered structure	Korea/10-1161729	Nov 18, 2014
6	Making method for anti-reflective oxide of solar cell	Korea/10-1161730	Nov 18, 2014
7	Manufacturing method doe thin film type solar cell	Korea/10-1168662	Nov 18, 2014
8	Making method for transparency conductive oxide of thin film solar cell	Korea/10-1624072	Nov 18, 2014
9	Polymer dispersed liquid crystal display with temperature stability	Korea/10-2009-0075346	Nov 18, 2014

In return of the above patent rights given by the Licensor to the Licensee, both plies agree that the Licensee shall share 50% of the Profits with the Licensor, with the definition of Profits being the Audited Profit Before Taxation figure, and such profits shall be paid in full to the Licensor within 30 days from the date of the Audited Accounts of the Licensee.

For NextGlass Technologies Corporation	For NextGlass Co., Ltd

/s/ Low koon Poh	/s/ Kim Sung Su
Authorised Signature	Authorised Signature

Name: Low koon Poh	Name: Mr. KIM SUNG SU

Designation: Director	Designation: Director